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                                                                    EXHIBIT 10.1
                             BANK OF SOUTHERN OREGON
           1992 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

                                    ARTICLE I
                               PURPOSE OF THE PLAN

         The purpose of this Combined Incentive and Non-Qualified Stock Option Plan is to advance the interests of the Bank of Southern Oregon, an Oregon chartered bank (the "Bank") and its shareholders by enabling the Bank to attract and retain the services of people with training, experience and ability and to provide additional incentive to key employees and directors by giving them an opportunity to participate in the ownership of the Bank.

                                   ARTICLE II
                                   DEFINITIONS

         As used herein, the following definitions shall apply:

         (a) "Bank" shall mean Bank of Southern Oregon, an Oregon chartered bank.

         (b) "Board of Directors" shall mean the Board of Directors of the Bank.

         (c) "Committee" shall mean the Committee appointed as specified in
Article V of this Plan, or the Board of Directors if no such Committee shall have been appointed.

         (d) "Common Stock" shall mean the Common Stock of the Bank.

         (e) "Employee" means any person employed by the Bank or a subsidiary.

         (f) "Option" shall mean an option to purchase Shares of Common Stock of the Bank granted under this Plan pursuant to a written option agreement.

         (g) "Optionee" shall mean any individual who is granted an Option under this Plan.

         (h) "Parent" shall mean any corporation in an unbroken chain of corporations ending with the Bank if, at the time of the granting of an Option, each of the corporations other than the Bank owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (i) "Plan" means this 1992 Combined Incentive Non-Qualified Stock Option Plan of Bank of Southern Oregon.


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and

         (j) "Share" shall mean a share of the Common Stock.

         (k) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Bank if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE III
                            STOCK SUBJECT TO THE PLAN

         Except as provided in Section 9.1, the total number of Shares of Common Stock covered by all Options granted under this Plan shall not exceed 241,300 Shares, which Shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares or issued Shares which have been reacquired by the Bank. There shall at all times be reserved for issuance upon the exercise of Options to be granted from time to time under this Plan the number of Shares of Common Stock covered by this Plan as herein set forth. If an Option shall expire or terminate for any reason without having been exercised in full, unless this Plan itself shall have been terminated, the unpurchased Shares covered thereby shall be added to the Shares otherwise available for Options which may be granted in accordance with the terms of this Plan. If an Option is exercised in part or in full, the number of Shares covered by this Plan and reserved for issuance under this Plan shall automatically be reduced by the number of Shares purchased pursuant to the exercise of such Option.

                                   ARTICLE IV
                              DURATION OF THE PLAN

         This Plan shall be effective as of the date on which it is approved by both the Board of Directors and the shareholders of the Bank as provided in
Article XIII of this Plan. This Plan shall continue in effect until Options have been exercised with respect to all of the Shares reserved for this Plan (subject to any adjustments under Section 9.1 of this Plan), provided, however, that unless sooner terminated by action of the Board of Directors, this Plan shall terminate on, and no option may be granted hereunder after ten years from the date of shareholder approval of this Plan. The Board of Directors shall have the right to suspend or terminate this Plan at any time except with respect to any options then outstanding under this Plan.

                                    ARTICLE V
                           ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee appointed by the Board of Directors and consisting of not less than two directors. The Board of Directors may at any time assume the responsibilities of and act as the Committee if the Board of Directors so elects. The Board of Directors may from time to time appoint members of the Committee in substitution for and in addition to members previously appointed and may fill vacancies, however caused,~ in the Committee. The Committee may select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all Committee members, and all actions so taken shall be fully as effective as if it has been taken by a vote of a majority of the members at a meeting duly called and held.

         Subject to the provisions of this Plan and any additional terms or conditions imposed by the Board, the Committee shall administer the Plan and the options granted thereunder and shall have the authority, in its discretion, to determine and designate from time to time the persons to whom options shall be granted, the number of Shares to be covered by each option, the Option exercise price and the period of each such Option and other terms and conditions of each Option which need not be identical. Subject to the provisions contained in this Plan, the Committee


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may from time to time adopt rules and regulations relating to the administration of the Plan and the interpretation and construction by the Committee of the provisions of the Plan or any option agreement shall be final and conclusive.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any option agreement in the manner and to the extent it shall deem appropriate.

         No Employee who is eligible to receive an Option or who holds an option pursuant to this Plan shall be a member of the Committee.

                                   ARTICLE VI
                                   ELIGIBILITY

         Options may be granted under this Plan to such key Employees of the Bank or its Subsidiaries (including Employees who are directors) and directors of the Bank or its Subsidiaries who, in the judgment of the Committee, will perform services of special importance to the Bank in the management, operation and development of its business or the business of one or more of its Subsidiaries. Options may also be granted under this Plan to any other person who provides services or other value to the Bank. Notwithstanding the foregoing, if the Bank has in effect a non-discretionary stock option plan for its directors who are not Employees of the Bank or any of its Subsidiaries, such directors who are not Employees of the Bank or any of its Subsidiaries shall not be eligible to receive Options under this Plan.

                                   ARTICLE VII
                           OPTION TERMS AND CONDITIONS

         Options granted under this Plan shall be evidenced by written option agreements the form of which shall have been approved from time to time by the Committee. The option agreements shall be consistent with this Plan and shall include in substance the following terms and conditions as appropriate:

         7.1 Each Option shall specify as to whether the Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"); provided that Incentive Stock Options shall be granted only to persons who are Employees of the Bank or its Subsidiaries. All Options not specifically designated as Incentive Stock Options shall be presumed to have been intended not to qualify as such ("Non-Qualified Stock Options").

         7.2 Each Option shall specify the number of Shares to which it pertains.

         7.3 Each Option shall specify the exercise price of the Shares covered by the Option; provided that all Non- Qualified Stock Options shall have an exercise price equal to at least the book value of a Share as of the end of the Bank's most recently completed fiscal year and all Incentive Stock Options shall have an exercise price equal to at least 100 percent of fair market value of a Share at the time the option is granted; provided, further, that no Incentive Stock Option shall have an exercise price less than 110 percent of the fair market value of a Share at the time the option is granted if such Incentive Stock option is granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or any Parent or Subsidiary.

         7.4 Each option shall specify the term or duration of the option granted; provided that no option shall be exercisable after the expiration of ten years from the date of the grant of such Option and provided further that no Incentive Stock option shall be exercisable after the expiration of five years from the date of the grant of such Incentive Stock option if such Incentive Stock option is granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or any Parent or Subsidiary. Partial exercise shall be permitted from time to time.

         7.5 No Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and options shall be exercisable during the lifetime of the Optionee only by that Optionee.



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         7.6 Subject to Section 7.11, each option shall provide that in the event that an optionee who is an Employee ceases to be an Employee of the Bank or any Subsidiary of the Bank for any reason other than the death or disability of the optionee, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless exercised within a period of sixty (60) days from the date on which the Optionee ceased to be an Employee, provided that this provision shall not extend the time within which the option may be exercised beyond the limits described in Section
7.4 of this Plan.

         7.7 Each Option shall provide that in the event that an optionee who is an Employee ceases to be an Employee of the Bank or any Subsidiary of the Bank by reason of the Optionee becoming disabled, any option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless exercised within a period of one year from the date on which the optionee ceased to be an Employee, provided that this provision shall not extend the time within which the Option may be exercised beyond the limits described in Section 7.4 of this Plan. Disability shall be determined in accordance with Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

         7.8 Each Option shall provide that, in the event an optionee who is an Employee shall die while an Employee of the Bank or any Subsidiary of the Bank and shall not have fully exercised an Option, the option may be exercised, to the extent not previously exercised and subject to any vesting provisions, at any time within one year after the Optionee's death by the estate of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, provided that this provision shall not extend the time within which the Option may be exercised beyond the limits described in Section 7.4 of the Plan.

         7.9 To the extent that the aggregate fair market values (determined at the time of grant) of Shares with respect to which an Option designated as an Incentive Stock Option are exercisable for the first time by the Optionee during any calendar year under this Plan and under all other incentive stock option plans (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) of the Bank or any Parent or Subsidiary exceeds $100,000 plus any unused limit carryover available in such year, such Options shall be treated as Non-Qualified Stock Options notwithstanding any designation to the contrary.

         7.10 Subject to adjustment as set forth in Section 9.1 hereof and to the provisions of Section 9.2 hereof, each Option shall specify that the Option shall become exercisable as to twenty percent (20%) of the total number of Shares to which it pertains after one year from the date of the grant of the Option and as to an additional twenty percent (20%) of the Shares each year beginning two years from the date of grant of the Option and ending five years from the date of the grant of the Option, at which time the Option will have become exercisable as to all of the Shares covered by the Option, except to the extent previously exercised.

         7.11 Each Option shall specify that, in the event that an Optionee who is an Employee ceases to be an Employee of the Bank or any Subsidiary by reason of termination of the Employee "with cause," the Option, to the extent not already exercised, shall terminate on the effective date of the Employee's termination and shall no longer be exercisable as to any of the Shares covered by the Option as to which the Option has not already been exercised. For purposes of this subsection 7.11, termination "with cause" shall be defined as termination by reason of the willful or intentional failure of the Employee to perform his or her assigned duties which failure continues for more than five days following notice of such failure to the Employee.

         7.12 Each Option shall specify that the Optionee by accepting the Option agrees that whenever the Bank undertakes a firmly underwritten public offering of its securities and if requested by the managing underwriter in such offering, the Optionee will enter into an agreement not to sell or dispose of any securities of the Bank owned or controlled by the Optionee provided that such restriction shall not extend beyond 12 months from the effective date of the prospectus or offering circular used in connection with such offering.

                                  ARTICLE VIII
                     EXERCISE OF OPTIONS TO PURCHASE SHARES


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         8.1 Shares may be purchased or acquired pursuant to an Option granted under this Plan only upon receipt by the Bank of written notice signed and delivered by the Optionee (or, in the case of exercise after death of the optionee, by the executor, administrator, heir or legatee of the optionee, as the case may be) directed to the President of the Bank at the principal business office of the Bank. Such notice shall state the number of Shares being purchased, shall specify the method of payment of the exercise price for the Shares being purchased, and, unless in the opinion of counsel for the Bank such a representation is not required in order to comply with the Securities Act of 1933, as amended, shall contain a representation that it is the optionee's then present intention to acquire the Shares issuable upon exercise of the Option for investment and not with a view to, or in connection with, any distribution thereof.

         8.2 On or before the completion of the purchase of Shares pursuant to the exercise of an Option, the Optionee must have paid the Bank the full purchase price of said Shares by check or, if allowed by either the terms of the Option or by actions of the Committee at the time of such exercise, by surrender of other previously acquired securities of the Bank. If the exercise price is being paid in whole or in part by the delivery of other securities of the Bank, the notice shall be accompanied by delivery of the certificates or instruments representing such other securities duly endorsed for transfer. Any other securities of the Bank shall be valued at the publicly reported price for the last sale, or the average of the publicly reported closing bid and asked prices, as applicable, on the last business day preceding the day the Bank receives such notice, or, if there are no publicly reported prices of such other securities of the Bank, at the fair market value of such other securities of the Bank, as determined in good faith by the Board of Directors.

         8.3 No Shares shall be issued until full payment therefor has been made and an exercising optionee shall have none of the rights of a shareholder of the Bank as to dividends, voting or otherwise, as to such Shares until a certificate or certificates representing the Shares so acquired are issued to such exercising optionee. Each Optionee who has exercised an Option shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate or certificates representing the Shares, pay to the Bank amounts necessary to satisfy applicable federal, state and local withholding tax requirements and, if the Optionee fails to do so, the Bank may withhold such amounts from other amounts owed by the Bank to the Optionee.

         8.4 No Shares shall be issued with respect to the exercise of any Option unless the exercise and the issuance and delivery of the Shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Bank with respect to such compliance. Inability of the Bank to obtain from any regulatory body having jurisdiction authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Bank of any liability for the non-issuance or sale of such Shares. The Board may require any action or agreement by an Optionee as may from time to time be necessary to comply with the federal and state securities laws. The Bank shall not be obliged to register Options granted or Shares purchased under the Plan under any federal or state securities laws.

                                   ARTICLE IX
                          CHANGES IN CAPITAL STRUCTURE

         9.1 Except as provided in Section 9.2, in the event that the outstanding Shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Bank or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of Shares, or dividend payable in Shares, appropriate adjustment shall be made by the Committee in the number and kind of Shares for the purchase of which Options may be granted under this Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of Shares as to which outstanding Options, or portions thereof then unexercised, shall be made as well as a corresponding adjustment in the exercise price per Share under each such Option. Any determination by the Committee as to what adjustments shall be made, and the extent thereof, shall be final, binding on all parties and conclusive.


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         9.2 In the event of any dissolution or liquidation of the Bank, or any merger or consolidation with one or more corporations in which the Bank is not the surviving entity, in lieu of any continuing rights under an option, the Committee may, in its sole discretion, provide a 30-day period immediately prior to such event during which the Optionee shall have the right to exercise an option in whole or in part without any limitations on exercisability.

                                    ARTICLE X
                                AMENDMENT OF PLAN

         The Board of Directors may at any time and from time to time modify or amend this Plan in such respect as it shall deem advisable in order that Incentive Stock options granted under this Plan shall be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or to conform with any other changes in the law while this Plan is in effect or for any other reason, provided, however, that except as provided in
Section 9.1 hereof no change in an Option already granted to an optionee shall be made without the written consent of such Optionee, and provided, further, that unless also approved by the unanimous written consent of the shareholders of the Bank or by a vote of shareholders owning not less than two-thirds of all shares entitled to vote and represented at an annual meeting or a special meeting called for the purpose of such approval, no amendment or change (a) increasing the total number of Shares which may be purchased under this Plan;
(b) changing the minimum purchase price herein before specified for options; (c) increasing the maximum Option period; (d) materially increasing the benefits to participants under this Plan; or (e) materially modifying the requirements for eligibility for participation in this Plan shall be effective.

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

         Nothing in this Plan nor in any option or right granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Bank or any Subsidiary of the Bank, or to limit or affect in any way the right of the Bank, in its sole discretion, (a) to terminate such Optionee's employment at any time, with or without cause, (b) to change the duties of any optionee, or to (c) increase or decrease any Optionee's compensation from the rate in existence at the time an option is granted.

                                   ARTICLE XII
                            ISSUE AND TRANSFER TAXES

         The Board of Directors may from time to time agree to require the Bank to pay issuance or transfer taxes on Shares issued pursuant to the exercise of an Option under this Plan.

                                  ARTICLE XIII
                       CONDITIONS TO EFFECTIVENESS OF PLAN

         This Plan has been approved and adopted by the Board of Directors of the Bank. However, the effectiveness of this Plan is contingent upon regulatory approval and approval by two-thirds of the Bank's issued and outstanding shares.

         Approved by the Board of Directors of the Bank at a Special Meeting held on March 19, 1992.

         DATED as of and approved by the shareholders of the Bank: April 24, 1992.